Exhibit 10.2

Re:  411519R-A

ASSIGNMENT AGREEMENT
(Exchangor to EAT - Replacement Property)

This Assignment Agreement (hereinafter referred to as “Assignment”), is made as of 2/9/2012(the "Effective Date") by and between CVD Equipment Corporation(hereinafter referred to as "Exchangor"), andFAE Holdings 411519R, LLC (hereinafter referred to as "EAT").  Exchangor and EAT are collectively known as the "Parties" to this Assignment.

RECITALS:

A.           Exchangor, as Buyer, has entered into that certain Purchase and Sale Agreement (hereinafter referred to as “Replacement Property Agreement”), with SJA Industries LLC (“Seller”), for the acquisition ofa leasehold interest of 355 South Technology Drive,Central Islip, and located in the County of , State of New York, and further described on Exhibit “A” attached hereto (hereinafter, and collectively, if more than one, referred to as “Replacement Property”);

B.           Exchangor desires to exchange relinquished property for Replacement Property in such way as to qualify for tax-deferred treatment pursuant to and in accordance with Internal Revenue Code (hereinafter referred to as “I.R.C.”) § 1031, the Treasury Regulations promulgated thereunder (the "Treas. Reg."), Revenue Procedure 2000-37 and corresponding provisions of state tax law, if any;

C.           Pursuant to a certain Qualified Exchange Accommodation Agreement (the “QEAA”) by and between Exchangor and EAT, Exchangor desires to assign its rights, but not its obligations, in the Replacement Property Agreement to EAT, subject to the terms and conditions of this Assignment and the QEAA;

D.           EAT is willing to accept the assignment of Exchangor’s rights but not its obligations, in the Replacement Property Agreement, subject to the terms and conditions of this Assignment and the QEAA.

AGREEMENT:

NOW, THEREFORE, in consideration of the recitals above set forth in this Assignment, and other good and valuable consideration, Exchangor and EAT agree as follows:

1.           Assignment.   Exchangor hereby assigns Exchangor’s rights, but not its obligations, in the Replacement Property Agreement to EAT.EAT accepts the assignment of Exchangor's rights as Buyer in the Replacement Property Agreement, subject to the terms and conditions of this Assignment and the QEAA.

2.           Release and Acknowledgment.  Exchangor hereby releases EAT from all liability in connection with its participation in the Replacement Property Agreement, except liability arising from EAT’s own willful misconduct or gross negligence.  Exchangor acknowledges that EAT has made no representations or warranties concerning the Replacement Property, the physical condition of the Replacement Property, or the condition of legal title thereto.

3.           Survival of Terms.  All representations, covenants and warranties, express and implied made by Exchangor, with respect to Replacement Property, including, without limitation, those made in the Replacement Property Agreement and this Assignment, shall survive the transfers of the Replacement Property by Seller to EAT, to the extent provided in the Replacement Property Agreement or this Assignment.

4.           Notice of Assignment.Exchangor shall give notice of this Assignment to all parties to the Replacement Property Agreement.

5.           Counterparts.   This Assignment may be executed in counterparts and shall be binding on all the Parties hereto as if one agreement had been signed.  Transmittal and receipt of a facsimile copy of this Assignment with facsimile signatures shall be binding on the Parties hereto.

SEE NEXT PAGE FOR SIGNATURES

SIGNATURE PAGE
ASSIGNMENT AGREEMENT
(Replacement Property)

IN WITNESS WHEREOF, the parties have executed this Assignment as their free and voluntary act and deed as of the day and year first written above.

EAT:

FAE Holdings 411519R, LLC

By:           First American Exchange Company, LLC
Its:           Manager

By:           /s/ Mark Bullock
Name:      Mark Bullock
Title:        In House Counsel

EXCHANGOR:

CVD Equipment Corporation

By:       /s/ Glen Charles
Name:  Glen Charles
Its:       Chief Financial Officer

ACKNOWLEDGMENT OF RECEIPT OF A COPY OF ASSIGNMENT

SELLER:

The undersigned hereby acknowledges that they received a copy of the foregoing Assignment Agreement between CVD Equipment Corporation and FAE Holdings 411519R, LLC.

By:           /s/ Fran Austrian
Name:      Fran Austrian
Title:        Member of SJA Industries LLC

ASSIGNMENT EXHIBIT "A"

LEGAL DESCRIPTION OF REPLACEMENT PROPERTY

[Legal Description to be attached hereto]

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